Certain identified information has been excluded from this Exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. SUPPLEMENT #11 TO MASTER LOAN AGREEMENT Date of Supplement: September 12, 2024 THIS SUPPLEMENT #11 TO MASTER LOAN AGREEMENT (this “Supplement”) is made and entered into by Lender, Borrowers and CASP Leasing I, LLC, a Delaware limited liability company (“CASP”) as of the date written above pursuant to the Master Loan Agreement by and between Lender and Borrowers dated June 24, 2019 (the “Master Loan Agreement”). This Supplement constitutes a Supplement under the Master Loan Agreement and is hereby made a part of the Master Loan Agreement. All capitalized terms herein not otherwise defined herein shall have the meaning ascribed to them in the Master Loan Agreement. The credit facility described in this Supplement is governed by and shall be construed and administered in accordance with the terms and conditions of the Master Loan Agreement and this Supplement. To the extent any term or condition of this Supplement is inconsistent with any term or condition in the Master Loan Agreement or in any Supplement dated prior to this Supplement, the terms and conditions of this Supplement shall control. Except as specifically amended hereby, all terms and conditions of the Master Loan Agreement and all prior Supplements remain in effect. In consideration of the mutual covenants contained herein and in the Master Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. DEFINITIONS. As used in this Supplement, the following terms have the following meanings: “Aircraft” means an Airbus A321 MSN; [****] aircraft and an Airbus A320 MSN: [****] aircraft. “Aircrafts” means each Aircraft. “Commercial Security Agreement” means the security agreement in the form of Exhibit A executed concurrently with this Supplement. “Disbursement Request and Authorization” means the disbursement request and authorization substantially in the form of Exhibit B attached hereto. “Engine” means, a CFM 56-5B1/P @ 30K Thrust ESN [****] engine, a CFM 56-5B1/P @ 30K Thrust ESN [****] engine, a CFM 56-5B4/P @ 27K Thrust ESN: [****] engine and, a CFM 56-5B4/P @ 27K Thrust ESN: [****] engine. “Engines” means each Engine.

2 “Security Trustee” means CASP for purposes of the Collateral Documents. “Term Loan J” means an extension of credit to Borrowers by Lender pursuant to this Supplement. “Term Loan J Maturity Date” means the first to occur of: (1) September 12, 2028; and (2) the date on which Term Loan J is accelerated as provided hereunder, in Term Note J or in the Master Loan Agreement. “Term Note J” means the Promissory Note of Borrowers in the form of Exhibit C to be executed concurrently with this Supplement. 2. THE CREDIT FACILITY; BORROWING PROCEDURES; INTEREST RATE; AND PAYMENTS. 2.1 Credit Facility. Lender shall make a multiple advance term loan to Borrowers, with the full amount available for disbursement to or on behalf of Borrowers starting on the first Closing Date (as defined below), in an aggregate amount equal to Ten Million Dollars ($10,000,000.00) (“Term Loan J”), subject to the terms and conditions hereof and of the Master Loan Agreement. Lender’s obligation to make any advance under Term Loan J shall terminate on the Term Loan J Maturity Date. Term Loan J shall be evidenced by Term Note J, be payable in accordance with the terms of Term Note J and be made by disbursement of Loan proceeds when and as directed by Borrowers. Amounts borrowed and repaid under the Term Loan J may not be reborrowed. 2.2 Borrowing Procedures. Subject to the terms hereof and Term Note J, Lender agrees to lend such amounts to Borrowers up to the aggregate amount of Term Loan J in one or more advances upon request from Borrowers for the Purpose. For the avoidance of doubt, Lender shall not be obligated to advance more than the aggregate principal amount of Term Loan J, and Borrowers shall not be entitled to re-borrow any principal amount of Term Loan J that is repaid. Lender may, at Lender’s option, disburse the proceeds of Term Loan J for any Closing (as defined below) directly to the seller or sellers of any Aircraft and any Engine, or to Borrowers. Borrowers’ obligation to repay Term Loan J shall be evidenced by Term Note J; provided that Borrowers shall only be obligated to pay amounts which Lender has advanced under this Section 2.2. 2.3 Interest Rate. The principal amount of the Loan outstanding from time to time shall bear interest at the variable rate of 1-MONTH SOFR Rate (as defined in the Master Loan Agreement referenced below) plus 3.8648% per annum and such rate shall be adjusted on October 12, 2024 and on the 15th day of each month thereafter until the Term Loan J Maturity Date. 2.4 Payments. Borrowers shall make the following payments on Term Loan J during the following periods: (a) Forty-seven (47) consecutive monthly payments of principal in the amount of Two Hundred Eight Thousand Three Hundred Thirty-Three Dollars and Thirty-Four Cents ($208,333.34) plus accrued interest, commencing on

3 October 12, 2024, and continuing on the 12th day of each successive month thereafter, and A final payment of all outstanding principal and accrued interest together with such other amounts as shall then be due and owing from Borrowers to Lender under the Term Loan J on the Term Loan J Maturity Date (as defined below). 2.5 Fees. (a) On or before the first Closing Date, Borrowers shall pay to Lender a fee in the amount of Fifty Thousand Dollars ($50,000.00) (the “Commitment Fee”). (b) On or before the first Closing Date, Borrowers shall pay to Lender all out- of-pocket expenses and closing costs incurred by Lender in Connection with the Term Loan J including, but not limited to, legal, fees, filing fees, recording fees and wire fees (the “Lender’s Costs”). 3. CONDITIONS FOR BORROWING. In addition to all conditions to borrowing set forth in Section 5.1 of the Master Loan Agreement, Lender’s obligation to make any advance under the Loan described in this Supplement is subject to the satisfaction or waiver by Lender in writing of the following conditions: 3.1 Lender shall have received the following by the applicable Closing Date, all in form, detail and content satisfactory to Lender: (a) On or before the first Closing Date, Term Note J duly executed by Borrowers; (b) On or before each Closing Date, a Disbursement Request and Authorization duly executed by Borrowers; (c) On or before the first Closing Date, payment of the Commitment Fee and Lender’s Costs; (d) On or before the first Closing Date, Commercial Security Agreement, duly executed by Borrowers, together with any and all other documents or instruments Lender reasonably deems necessary to grant to Lender and perfect a first position Lien in the collateral described therein; provided, however, that Lender agrees that Borrowers will not have ownership of or the right to grant a first position Lien in an Aircraft or in an Engine until it has purchased the Aircraft or Engine, and the Aircrafts and Engines will be purchased in multiple Closings on different Closing Dates; (e) On or before each Closing Date, evidence in a form reasonably acceptable to Lender that, prior to or concurrently with such Closing Date, Borrowers acquired the Aircraft(s) and Engine(s) to be purchased on such Closing Date, and such Aircraft(s) and Engine(s) is/are described in the Commercial Security

4 Agreement, and such collateral is owned free and clear of all liens, claims and encumbrances; (f) On or before the first Closing Date, evidence in a form reasonable acceptable to Lender that Borrowers has obtained the insurance required under the Commercial Security Agreement and has otherwise complied with the terms of such section; (g) On or before the first Closing Date, evidence in a form reasonably acceptable to Lender that Borrowers has the due power and authority to execute and perform this Supplement; and (h) On or before the first Closing Date, evidence in a form reasonably acceptable to Lender that each of the Borrowers has the due power and authority to execute and perform Term Note J and the Commercial Security Agreement. 4. AFFIRMATIVE COVENANTS. In addition to all affirmative covenants set forth in Section 6 of the Master Loan Agreement, each of the Borrowers covenants that it will, until Lender’s commitment to extend credit under this Supplement and all Permitted Swap Agreements relating to the credit facility extended under this Supplement have terminated or expired and the promissory note evidencing the credit facility extended under this Supplement, and all fees and expenses payable in connection with the credit facility extended under this Supplement have been paid in full: 4.1 Quarterly Rolling Cash Flow Coverage Ratio. Beginning on June 30, 2024, maintain, as of the last day of each fiscal quarter, a Quarterly Rolling Cash Flow Coverage Ratio of not less than 1.25 to 1.0. Lender may determine compliance with this Quarterly Cash Flow Coverage Ratio covenant at any time. 4.2 Tangible Net Worth. Beginning on September 12, 2024, and at all times, thereafter, maintain a Tangible Net Worth of at least Fifteen Million Dollars ($15,000,000.00). Lender may determine compliance with this Tangible Net Worth covenant at any time. 5. NEGATIVE COVENANTS. In addition to all negative covenants set forth in Section 7 of the Master Loan Agreement, each Borrower covenants that, without the prior written consent of Lender, Borrowers will not, until Lender’s commitment to extend credit under this Supplement and all Permitted Swap Agreements relating to the credit facility extended under this Supplement have terminated or expired and the promissory note evidencing the credit facility extended under this Supplement, and all fees and expenses payable in connection with the credit facility extended under this Supplement, have been paid in full. [remainder of page intentionally left blank; signature page follows]

5 IN WITNESS WHEREOF, the Parties have executed this Supplement as of the date first written above. BORROWER: LENDER: CONTRAIL AVIATION SUPPORT, LLC OLD NATIONAL BANK By: /s/ Joseph Kuhn By: /s/ Tommy Olson Joseph Kuhn Tommy Olson Its: CEO Its: SVP CONTRAIL AVIATION LEASING, LLC By: /s/ Joseph Kuhn Joseph Kuhn Its: CEO CASP LEASING I, LLC By: /s/ Joseph Kuhn Joseph Kuhn Its: Manager [Signature Page to Supplement #11 to Master Loan Agreement]

EXHIBIT A Form of Commercial Security Agreement

EXHIBIT B Form of Disbursement Request and Authorization

EXHIBIT C Form of Term Note J 29751141v2